SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

January 13, 2011

Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of		Identification No.)
incorporation or
organization)

Two Paragon Drive
Montvale, New Jersey 07645

(Address of principal executive offices)

(201) 573-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations & Financial Conditions

On January 13, 2011, The Great Atlantic & Pacific Tea Company, Inc. (A&P, Other OTC: GAPTQ) announced fiscal 2010 third quarter results and provided an update on its comprehensive financial and operational restructuring, which is designed to restore the Company to long-term financial health.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company is required to provide certain reconciliations to GAAP financial measures for any non-GAAP financial measures presented in our press releases and SEC filings. The Company uses the non-GAAP measures “Adjusted loss from operations”, “EBITDA” and “Adjusted EBITDA” to evaluate the Company’s liquidity and performance of our business, and these are among the primary measures used by management for planning and forecasting of future periods. Adjusted loss from operations is defined as loss from operations adjusted for items the Company considers non-operating in nature that management excludes when evaluating the results of the ongoing business. EBITDA is defined as earnings before interest expense, interest and dividend income, taxes, depreciation, amortization and discontinued operations. Adjusted EBITDA is defined as EBITDA adjusted to exclude the following, if applicable: (i) Goodwill, trademark, and long-lived asset impairment, (ii) net restructuring and other charges, (iii) real estate related activity, (iii) stock-based compensation, (iv) pension withdrawal costs, (v) LIFO provision adjustments, (vi) nonoperating (loss) income and (vii) other items that management considers nonoperating in nature and excludes when evaluating the results of the ongoing business. The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company’s management and makes it easier to compare the Company’s results with other companies that have different financing and capital structures or tax rates. In addition, these measures are also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. Adjusted loss from operations and Adjusted EBITDA are reconciled to Net Loss on Schedule 3 of this release. In addition, EBITDA and Adjusted EBITDA are reconciled to Net Cash used in operating activities on Schedule 4 of this release.

Item 9.01.                        Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release of The Great Atlantic & Pacific Tea Company, Inc. , dated January 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 13, 2011

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

	By:	/s/ Christopher W. McGarry
	Name:	Christopher W. McGarry
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 13, 2011.